Execution Copy

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT (this “Amendment”), is made and entered into as of May ___, 2011, by and among MEASUREMENT SPECIALTIES, INC., a New Jersey corporation (the “Company”), the other Credit Parties signatory hereto, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA and the other holders of Notes (as defined in the Note Agreement defined below) that are signatories hereto (together with their successors and assigns, the “Noteholders”).

WITNESSETH:

WHEREAS, the Company and the Noteholders are parties to a certain Note Purchase and Private Shelf Agreement, dated as of June 1, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note Agreement), pursuant to which the Noteholders have purchased Notes from the Company;

WHEREAS, the Company has requested that the Noteholders amend certain provisions of the Note Agreement, and subject to the terms and conditions hereof, the Noteholders are willing to do so;

WHEREAS, the Noteholders that are signatories hereto are all of the Noteholders;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Company and the Noteholders agree as follows:

1.         Amendments.

(a)       Paragraph 6H of the Note Agreement is hereby amended by (i) deleting the word “and” appearing immediately before the reference to “(v)” therein and (ii) insert the following sentence at the end thereof:

“and (vi) so long as no Default or Event of Default has occurred or is continuing prior to, or would arise after giving effect (including giving effect on a Pro Forma Basis) thereto, the Company may make Specified Share Repurchases.”

(b)       Paragraph 10B of the Note Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Initial Stock Buybacks” means those certain repurchases of common stock of the Company in the aggregate amount of $7,500,000 that occurred in March 2011.

“Specified Share Repurchases” means repurchases of common stock of the Company, in an aggregate amount not to exceed $60,000,000 during the term of this Agreement, to the extent funded by the proceeds of exercised management and/or employee stock options.  For the avoidance of doubt, the Initial Stock Buybacks constitute Specified Share Repurchases.

2.        Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the holders of the Notes hereunder, it is understood and agreed that this Amendment shall not become effective, and the Company shall have no rights under this Amendment, until the Noteholders shall have received (i) reimbursement or payment of its reasonable costs and expenses incurred in connection with this Amendment or the Note Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Noteholders) for which invoices have been provided to the Company on or before the date hereof, and (iv) each of the following documents:

(a)        Executed counterparts to this Amendment from the Company, each of the Guarantors and the Noteholders; and

(b)       A copy of a duly executed amendment to the Credit Agreement, in form and substance satisfactory to the Noteholders and their counsel.

3.         Representations and Warranties.  To induce the Noteholders to enter into this Amendment, each Credit Party hereby represents and warrants to the Noteholders that:

(a)        The execution, delivery and performance by such Credit Party of this Amendment (i) are within each Credit Party’s organizational powers; (ii) have been duly authorized by all necessary organizational actions and, if required, actions by equity holders; (iii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries or any order of any Governmental Authority; (iv) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Company or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries; (v) will not result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries; and (vi) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect;

(b)       This Amendment has been duly executed and delivered for the benefit of or on behalf of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms;

(c)        After giving effect to this Amendment, the representations and warranties contained in the Note Agreement and the other Note Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof;

(d)       The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Note Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens;

(e)        As of the date hereof and immediately after giving effect to this Amendment, the Company is in compliance on a Pro Forma Basis with the financial covenants set forth in paragraph 6L of the Note Agreement recomputed as of the last day of the most recently ended fiscal quarter for which financial statements are available;

(f)        Since the date of the most recent financial statements of the Company described in paragraph 5A(i) of the Note Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect; and

(g)       As of the date hereof, the parties listed as signatories to this Amendment represent a true, correct and complete list of the all the Credit Parties.

4.         Reaffirmations and Acknowledgments.

(a)        Reaffirmation of Guaranty.  Each Guarantor consents to the execution and delivery by the Company of this Amendment and jointly and severally ratifies and confirms the terms of the Subsidiary Guaranty with respect to the indebtedness now or hereafter outstanding under the Note Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Company to the Noteholders or any other obligation of the Company, or any actions now or hereafter taken by the Noteholders with respect to any obligation of the Company, the Subsidiary Guaranty (i) is and shall continue to be a primary obligation of the Guarantors, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms.  Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Subsidiary Guaranty.

(b)       Acknowledgment of Perfection of Security Interest. Each Credit Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Collateral Agent under the Collateral Documents for the benefit of the Noteholders and other secured parties are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Note Agreement, the Collateral Documents and the other Note Documents.

5.         Effect of Amendment.  Except as set forth expressly herein, all terms of the Note Agreement, as amended hereby, and the other Note Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Company and the other Credit Parties party thereto to all holders of the Notes.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the holders of the Notes under the Note Agreement, nor constitute a waiver of any provision of the Note Agreement.  From and after the date hereof, all references to the Note Agreement shall mean the Note Agreement as modified by this Amendment.  This Amendment shall constitute a Note Document for all purposes of the Note Agreement.

6.         Governing Law.   This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

7.         No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note Agreement or an accord and satisfaction in regard thereto.

8.         Costs and Expenses.  The Company agrees to pay on demand all costs and expenses of the Noteholders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Noteholders with respect thereto.

9.         Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

10.       Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, any other holders of Notes from time to time and their respective successors, successors-in-titles, and assigns.

11.       Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Company and the Guarantors, by their respective authorized officers as of the day and year first above written.

COMPANY:

Measurement Specialties, Inc.

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT]

GUARANTORS:

BETATHERM USA, LLC
By:	Measurement Specialties, Inc.,
its Sole Member

By:
Name:
Title:

MEASUREMENT SPECIALTIES FOREIGN HOLDINGS CORPORATION

By:
Name:
Title:

ELEKON INDUSTRIES USA, INC.

By:
Name:
Title:

MEAS US LLC
By:	Measurement Specialties, Inc.,
its Sole Member

By:
Name:
Title:

IC SENSORS, INC.

By:
Name:
Title:

ENTRAN DEVICES LLC
By:	Measurement Specialties, Inc.,
its Sole Member

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT]

NOTEHOLDERS:

Prudential Investment Management, Inc.

By:
Vice President

The Prudential Insurance Company
of America

By:
Vice President

MTL Insurance Company

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:
Vice President

Universal Prudential Arizona
Reinsurance Company

By:	Prudential Investment Management, Inc.,
as investment manager

By:
Vice President

Forethought Life Insurance Company

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:
Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT]